Exhibit 99.1

Grindr to Become a Public Company, Advancing Mission to Connect
LGBTQ+ People With One Another and The World

●	Grindr is the #1 social network for the LGBTQ+ community, providing users with unrivaled access, resources, and opportunities to connect
●
Business combination with Tiga Acquisition Corp. (NYSE: TINV) (“TAC”) to raise an estimated $384 million including $284 million of TAC’s cash in trust plus up to $100 million in a forward purchase agreement

●	Grindr rollover equity to be valued at ~$1.6 billion and an estimated post-transaction enterprise value of $2.1 billion
●	Grindr’s existing equity holders to own ~78% of Grindr at closing
●
Proceeds will further super-serve Grindr and the LGBTQ+ community through the core product, supporting growth areas, launching new endeavors, and continuing our purposeful work to advance the best interests of the global queer community

●	Grindr’s Investor Presentation is available at www.grindr.com/investors

LOS ANGELES, CA – May 9th, 2022 – Grindr, the #1 social network for the LGBTQ+ community, today announced that it has entered into a definitive agreement to merge with Tiga Acquisition Corp. (NYSE: TINV) (“TAC”), a special purpose acquisition company. Upon completion of the transaction, the combined company will be named Grindr Inc.

“Grindr is the leading platform focused on the LGBTQ+ community for digital connection and engagement. We have a near ubiquitous global brand in the community we serve, impressive scale, best-in-class user engagement metrics and adjusted EBITDA margin, and we’re still just beginning our monetization and growth journey,” said Jeff Bonforte, Chief Executive Officer of Grindr. “Grindr is well positioned to be a public company and will continue to expand the ways it serves the LGBTQ+ community, from products, services to the philanthropic and advocacy work done through Grindr 4 Equality.”

James F. Lu, Chair of Grindr’s Board of Directors, said, “Bringing Grindr to the public markets with TAC furthers our mission to connect the LGBTQ+ community. This transaction is a milestone event, not only for our iconic company, our people, partners, and investors, but also for the community we serve around the world. We are grateful for the resilience, courage, and creativity that are some of the LGBTQ+ community’s unifying characteristics. Lastly, we are thrilled to work with Ray Zage and Ashish Gupta and the entire TAC team, and appreciate their confidence and support in this important journey.”

G. Raymond Zage said, “The business combination with Grindr represents a tremendous opportunity to invest in critical social infrastructure for a traditionally underserved LGBTQ+ community. Grindr has established itself as the primary social network for LGBTQ+ people, enabling meaningful expansion of its monetization within a continuously growing market. We are excited to bring this diverse and thoughtful board together with the talented Grindr team to grow the business and deepen its commitment to the LGBTQ+ community.”

G. Raymond Zage, Chairman and CEO of TAC, will serve as a member of the Grindr Board, along with Jeff Bonforte, current CEO of Grindr, and Lu, who will continue as Chair post-transaction. Current investor and former Atlanta Hawks owner, J. Michael Gearon, Jr. will also remain on the Board post-transaction. With the help of Audeliss, a global Executive Search firm specializing in Diversity, Equity, and Inclusion, Grindr has organized a majority LGBTQ+ identifying Board of Directors for its public entity, including: CEO of Shift Technologies Inc., George Arison; former United States Ambassador to the Organization for Security and Co-operation in Europe, Daniel Baer; senior partner at Simpson Thacher, Gary Horowitz; CMO of Hootsuite, Maggie Lower; Investor and Tech Executive, Nathan Richardson; and SVP of Marketing and Communications at BigCommerce, Meghan Stabler.

George Arison said, “I am humbled to be asked to join Grindr’s Board of Directors. Since inception, Grindr has played a vital role in connecting the LGBTQ+ community. It is an honor to help safeguard and nurture this incredible brand, and I am excited to work with my fellow Directors and the whole Grindr team to expand our product offerings and further support the community around the world, especially in places where it is most difficult to be LGBTQ+.”

Maggie Lower added, "Grindr is iconic. It plays in the space between dating service and social network, and acts as connective tissue for large segments of the LGBTQ+ community. There is more we can do; connection technology is dynamic and fast moving, and the opportunities for Grindr are enormous. On behalf of my community, I can’t wait to work with this board and the impressive folks at Grindr to show up for even more LGBTQ+ people."

Empowering the LGBTQ+ Community

Grindr, founded in 2009, is an iconic global brand, with strong growth, serious runway, and significant cost controls, running a business committed to serving the LGBTQ+ community. The company is profitable, and has large and untapped global TAM with attractive user demographics. Its core market is growing rapidly, while the business is still at only ~2% penetration. Grindr is the clear brand leader in its space as a global LGBTQ+ platform with unparalleled user engagement and industry-leading privacy practices. Its hyperlocal, location-based interface surfacing real-time connections drives a powerful engagement engine, rapidly growing its users, and enabling user-motivated product innovation.

 User base by the numbers:

●          85% brand awareness
●          10.8M Monthly Active Users in 2021
●          61-minutes average daily time spent per user in Dec 2021
●          723K Dec 2021 Paying Users, a 31.5% increase compared to the prior year
●          80% of profiles are 35 years old or younger

Highly profitable business in early innings of monetization journey:

●          $147MM non-GAAP revenue in 2021 - 30% YoY growth
●          53% 2021 Adjusted EBITDA margins
●          An historical average of 50% adjusted EBITDA margins
●          Annual sales and marketing spend in 2021 of ~1% of revenues

A growth focused product runway:

●          Improve core user experience to drive engagement and retention
●          Leverage industry playbook to drive monetization and add revenue streams
●          Expand product offerings to attract new users and serve additional use cases

Grindr 4 Equality

We launched Grindr 4 Equality (“G4E”) in 2012, with a mission to promote safety, health, and human rights for LGBTQ+ people around the world through collaborations with advocacy groups in various countries. G4E leverages the Grindr app’s global reach and leadership to empower local LGBTQ+ activists, spread information, and empower our users in the fight for LGBTQ+ rights. We also fund innovative projects through G4E aimed at improving the welfare of the LGBTQ+ community, particularly in regions where protections are either lacking or nonexistent, such as Russia, Egypt, and India. In India, we worked with the Indian gender and sexuality organization, Varta Trust, and Chennai-based not-for-profit Solidarity and Action Against the HIV Infection in India (SAATHII), to develop an innovative and one-of-a-kind LGBTQ+ resource database and online HIV test center location guide for the country. Through G4E, we work with various groups worldwide to make HIV testing more accessible, encourage voting, and fight homophobia, biphobia, and transphobia.

G4E is a key way for us to connect with and serve the LGBTQ+ community, especially in parts of the world where LGBTQ+ people are still highly marginalized. In line with this transaction, we will look to create a more formal, independent governance and financial structure around G4E, to accelerate donations and efforts to help the community around the world, working synergistically, and not competitively, with the great advocacy organizations already working on behalf of LGBTQ+ people everywhere.

Company Management

It has been the long-standing goal of Grindr’s current ownership and management that Grindr be led by members of the LGBTQ+ community. Working together, Grindr’s board and management have identified and been in discussions with a potential new Chief Executive Officer candidate who would bring a depth and breadth of experience across technology, finance, and management, including time spent in an executive leadership role at a public company. Subject to the completion of these discussions and entering into an agreement, we will update the prospectus/proxy statement to disclose the name and biographical information of the new Chief Executive Officer. Mr. Bonforte will continue to serve as Grindr’s Chief Executive Officer until a new Chief Executive Officer is able to join Grindr, at which point Mr. Bonforte will transition to an advisory role.

Transaction Terms & Financing

The combined company will have an estimated post-transaction enterprise value of $2.1 billion. Cash proceeds raised will consist of TAC’s approximately $284 million of cash in trust and up to $100 million in additional cash equity from a forward purchase agreement. Net proceeds raised from the transaction will be used to satisfy debt obligations and fund planned growth initiatives.

Current Grindr equity holders will roll approximately 78% of their existing equity holdings into equity of the combined company (assuming no TAC shareholder redemptions). The business combination has been unanimously approved by the boards of managers and directors of both Grindr and TAC. The business combination is expected to close in the second half of 2022, subject to regulatory and stockholder approvals, and other customary closing conditions.

Advisors

The Raine Group LLC is serving as financial advisor and Cooley LLP is acting as legal advisor to Grindr.

Milbank LLP is acting as legal advisor to TAC.

Investor Information

An investor presentation with more detailed information regarding the proposed transaction will be furnished to the Securities and Exchange Commission (the “SEC”) by TAC under the cover of a Current Report on Form 8-K, which can be viewed through the SEC’s EDGAR website at www.sec.gov. A link to Tiga Acquisition Corp.’s SEC filings can be found at https://www.tiga-corp.com/sec-filings.

For all information regarding the proposed transaction including any additional future updates please visit the Grindr investor relations website at www.grindr.com/investors.

About Grindr

With roughly 11 million monthly active users in virtually every country in the world, Grindr has grown to become a fundamental part of the queer community since its launch in 2009. The company continues to expand its ecosystem to enable gay, bi, trans and queer people to connect, express themselves, and discover the world around them. Grindr is headquartered in West Hollywood, California. The Grindr app is available on the App Store and Google Play.

About Tiga Acquisition Corp.

TAC is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. For more information, please visit https://www.tiga-corp.com. The information contained on, or accessible through, TAC’s website is not incorporated by reference into this press release, and you should not consider it a part of this press release.

Forward Looking Statements

This document may contain a number of “forward-looking statements.” Forward-looking statements include information concerning TAC’s or Grindr’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this proposed business combination will generate returns for shareholders. These forward-looking statements are based on TAC’s or Grindr’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside TAC’s or Grindr’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement between TAC and Grindr (the “Merger Agreement”) and the proposed business combination contemplated thereby; (b) the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of TAC or other conditions to closing in the Merger Agreement; (c) the ability to meet NYSE’s listing standards following the consummation of the proposed business combination; (d) the risk that the proposed business combination disrupts current plans and operations of Grindr or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (e) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (f) costs related to the proposed business combination; (g) changes in applicable laws or regulations, including legal or regulatory developments which could result in the need for TAC to restate its historical financial statements and cause unforeseen delays in the timing of the business combination and negatively impact the trading price of TAC’s securities and the attractiveness of the business combination to investors; (h) the possibility that Grindr may be adversely affected by other economic, business and/or competitive factors; (i) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (j) the risk of downturns in the travel and hospitality industry, including residual effects of the COVID-19 pandemic; and (k) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4 referenced above and discussed below and other documents filed by TAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

Except as required by law, neither TAC nor Grindr undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in TAC’s reports filed with the SEC and available at the SEC’s website at sec.report.

Additional Information About the Proposed Business Combination and Where to Find It

’The proposed business combination will be submitted to stockholders of TAC for their consideration and approval at a special meeting of stockholders. TACintends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include preliminary and definitive proxy statements to be distributed to holders of TAC’s common stock in connection with TAC’s solicitation for proxies for the vote by TAC’s stockholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Grindr’s shareholders in connection with the completion of the business combination. After the Registration Statement has been filed and declared effective, TACwill mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. TAC’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with TAC’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about TAC, Grindr and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement / prospectus, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by TAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to In addition, the documents filed by TAC with the SEC may be obtained free of charge from TAC’s website at https://www.tiga-corp.com/sec-filings or upon written request to Tiga Acquisition Corp., Ocean Financial Centre, Level 40, 10 Collyer Quay, Singapore 049315.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

TACs, Grindr and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from TAC’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of TAC’s stockholders in connection with the proposed business combination will be set forth in TAC’s proxy statement/prospectus when it is filed with the SEC. You can find more information about TAC’s directors and executive officers in TAC’s final prospectus Annual Report on Form 10-K for the year ended December 31, 2021 dated and filed with the SEC on March 22, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in TAC’s preliminary and definitive proxy statement/prospectus when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Non-GAAP Measures

The financial information and data contained in this press release is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by TAC with the SEC. Some of the financial information and data contained in this press release, such as revenue (Non-GAAP, as defined below), adjusted EBITDA and adjusted EBITDA margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Adjusted EBITDA is defined as net earnings before interest expense, income tax expense, depreciation and amortization.

TAC and Grindr believe adjusted EBITDA provides useful information to management and investors regarding certain financial and business trends relating to Grindr’s financial condition and results of operations. TAC and Grindr believe that the use of adjusted EBITDA provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Grindr’s financial measures with other similar companies, many of which present similar Non-GAAP financial measures to investors. Management does not consider these adjusted EBITDA in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of adjusted EBITDA is that it excludes significant expenses and income that are required by GAAP to be recorded in Grindr’s financial statements. In order to compensate for these limitations, management presents Non-GAAP financial measures in connection with GAAP results. Grindr is not providing a reconciliation of its adjusted EBITDA to the most directly comparable measure prepared in accordance with GAAP because Grindr is unable to provide this reconciliation without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, Grindr is unable to address the probable significance of the unavailable information, which could be material to future results. You should review Grindr’s audited financial statements, which will be included in the proxy statement, registration statement, or prospectus relating to the proposed business combination. In addition, all Grindr historical financial information included herein is preliminary and subject to change.

Contacts

For Grindr Communications and Investor Relations:

Patrick Lenihan
Patrick.Lenihan@grindr.com

Investors:

Ellipsis
Jeff Majtyka
IR@grindr.com

Media:

TrailRunner International
Lexi Schuchert
Press@grindr.com

For Tiga Acquisition Corp.:

Tiga Acquisition Corp.
Diana Luo
CFO@tigaacquisitioncorp.com